                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2002


                        MILLENNIUM PHARMACEUTICALS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   DELAWARE                                0-28494                           04-3177038
(STATE OR OTHER JURISDICTION OF INCORPORATION)     (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)

                                75 SIDNEY STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (617) 679-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

     Millennium Pharmaceuticals, Inc. (the "Company") has filed this Current Report on Form 8-K for the purpose of filing as exhibits the documents listed under Item 7 in order to incorporate by reference those documents into the Company's filings under the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

EXHIBIT NO.    DESCRIPTION
-----------    -----------

4.1 Third Supplemental Indenture, dated as of April 22, 2002, between the Registrant and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 4.50% Convertible Senior Notes due June 15, 2006.

4.2 Third Supplemental Indenture, dated as of April 22, 2002, between the Registrant and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 5.00% Convertible Subordinated Notes due March 1, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MILLENNIUM PHARMACEUTICALS, INC.


Date:  April 22, 2002                    By: /s/ John B. Douglas III
                                            ------------------------------------
                                            Name:   John B. Douglas III
                                            Title:  Senior Vice President and
                                                    General Counsel

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

4.1 Third Supplemental Indenture, dated as of April 22, 2002, between the Registrant and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 4.50% Convertible Senior Notes due June 15, 2006.

4.2 Third Supplemental Indenture, dated as of April 22, 2002, between the Registrant and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.), relating to the 5.00% Convertible Subordinated Notes due March 1, 2007.